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EXHIBIT 32.1 AND 32.2

                    CERTIFICATION PURSUANT TO RULE 13a-14(b)
                     OF THE SECURITIES EXCHANGE ACT OF 1934,
                            AS AMENDED, AND 18 U.S.C.
                SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


The undersigned officer of XXX Acquisition Corp. (f/k/a/ Continan Communications, Inc. and hereinafter the "Company") hereby certifies to such officer's knowledge that the Company's Amendment No. 1 to the Quarterly Report on Form 10-QSB for the three months ended March 31, 2008 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the Amendment No. 1 to the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed to be part of the Report or "filed" for any purpose whatsoever.



Date: May 1, 2009                          Name:    /s/ Marcia Rosenbaum
                                                    -----------------------
                                                   Marcia Rosenbaum
                                          Title:   Chief Executive Officer and
                                                   Chief Financial Officer